Exhibit 10.1
INCREASE AND JOINDER TO CREDIT AGREEMENT
INCREASE AND JOINDER TO CREDIT AGREEMENT, dated as of August 27, 2026 (this “Agreement”), among J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Company”), the Guarantors party hereto, the Lenders party hereto, TRUIST BANK, as Administrative Agent (the “Administrative Agent”), PNC BANK, NATIONAL ASSOCIATION and TD BANK N.A., as joining lenders (each a “New Lender”), and TRUIST BANK and BMO BANK N.A., as increasing lenders (each, an “Increasing Lender”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent, and the Lenders and L/C Issuers from time to time party thereto are parties to that certain Credit Agreement, dated as of July 15, 2025, as amended on May 22, 2026 pursuant to that certain First Amendment to Credit Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and as amended by this Agreement, the “Amended Credit Agreement”); and
WHEREAS, the Company has requested an increase in the Revolving Credit Facility to $550,000,000 pursuant to Section 2.15 of the Credit Agreement;
WHEREAS, each New Lender desires to join into the Credit Agreement as a “Revolving Credit Lender” and provide a Revolving Credit Commitment, and each Increasing Lender desires to increase its Revolving Credit Commitment, in each case, as provided herein; and
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.INCREASE.  Subject to the satisfaction of the conditions set forth in Section 3 below:
1.1.the parties hereto agree and acknowledge that, effective as of the Increase Effective Date (as defined below), the Revolving Credit Facility is FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000);
1.2.each Lender party hereto (including each Increasing Lender and each New Lender) hereby acknowledges, agrees and confirms, by its execution of this Agreement, that on the Increase Effective Date, the amount of its Revolving Credit Commitment under the Credit Agreement is set forth in Schedule 2.01A of the Credit Agreement (as amended hereby);
1.3.Schedule 2.01A of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A to this Agreement; and
1.4.the Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the increase effected hereunder on the Increase Effective Date. Each Increasing Lender and New Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Increase Effective Date. The Administrative Agent shall distribute on the Increase Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.

SECTION 2.JOINDER OF NEW LENDERS.
2.1.By its signature below, each New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Revolving Credit Lender and a Lender with the Revolving Credit Commitment set forth in Schedule 2.01A of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Revolving Credit Lender and a Lender under the Credit Agreement and the other Loan Documents to the extent of such Revolving Credit Commitment.
2.2.Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements to be an assignee under Section 10.06(b)(iii) and (v) of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Credit Commitment set forth in Schedule 2.01A of the Credit Agreement (as amended hereby), shall have the obligations of a Lender thereunder; (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Revolving Credit Commitment and either it, or the Person exercising discretion in making its decision to acquire such Revolving Credit Commitment, is experienced in acquiring assets of such type; (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Revolving Credit Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (vi) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (c) agrees that: (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.3.By its signature below, each of the Company, the L/C Issuer, and the Administrative Agent consents to the addition of each New Lender as a Lender under the Credit Agreement.
SECTION 3.CONDITIONS OF EFFECTIVENESS.  This Agreement shall be effective as of the first date on which all of the following conditions precedent are satisfied (such date being referred to herein as the “Increase Effective Date”):
3.1.Administrative Agent’s receipt of counterparts of this Agreement duly executed and delivered by each of the Loan Parties, the Administrative Agent, each Increasing Lender, and each New Lender.
3.2.Administrative Agent’s receipt of Notes executed by the Company in favor of each Increasing Lender and New Lender requesting Notes.
3.3.Administrative Agent’s receipt of a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party certifying to the matters set forth in Section 2.15(f)(i) of the Credit Agreement.

3.4.The Administrative Agent, the Increasing Lenders, the New Lenders, and the Arranger shall have received all fees, expenses, and other amounts due and payable under the Loan Documents in connection with this Agreement, including, without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.
3.5.(i) Upon the reasonable request of any Increasing Lender or New Lender made at least ten (10) days prior to the Increase Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the Increase Effective Date and (ii) at least five (5) days prior to the Increase Effective Date, if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then the Company shall have delivered, to each Increasing Lender and New Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
SECTION 4.REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.  In order to induce the Lenders and the Administrative Agent to enter into this Agreement, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
4.1.it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Amended Credit Agreement;
4.2.the execution and delivery by each Loan Party of this Agreement and the performance of this Agreement and the Amended Credit Agreement by each Loan Party party thereto have been duly authorized by all necessary corporate or other organizational action;
4.3.no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance of this Agreement or the Amended Credit Agreement, except with respect to notices which have already been given or where the failure to obtain any of the foregoing would not have a Material Adverse Effect;
4.4.this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and this Agreement and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;
4.5.no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Agreement or the Amended Credit Agreement; and
4.6.the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit

Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
SECTION 5.NOTICE OF LOAN REQUEST.  The Company hereby confirms its request for the Lenders to make Term SOFR Loans with an Interest Period of one (1) month in the aggregate amount of $180,000,000 on August 31, 2026 (the “Requested Borrowing”). By their signature below, the Administrative Agent hereby confirms that the request in this Section 5 constitutes a Committed Loan Notice in a form approved by the Administrative Agent and the Administrative Agent and the Lenders hereby acknowledge and agree that any notice requirement under Section 2.02 of the Credit Agreement in connection with the Requested Borrowing has been satisfied.
SECTION 6.AFFIRMATION OF GUARANTORS.  Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement.  Each Guarantor agrees and affirms that its guarantee of the Obligations (i) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms and (ii) extends to all obligations of the Loan Parties under the Loan Documents.
SECTION 7.COSTS AND EXPENSES.  The Company acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Riemer & Braunstein LLP, counsel to the Administrative Agent.
SECTION 8.RATIFICATION.
8.1.Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.  Each of the Loan Parties hereby (i) confirms and agrees that the Company has no defense, counterclaim or offset of any kind whatsoever with respect to the Obligations, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
8.2.This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 9.MODIFICATIONS.  Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 10.REFERENCES.  The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.

SECTION 11.COUNTERPARTS; EXECUTION.  Section 10.17 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 12.SUCCESSORS AND ASSIGNS.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 13.SEVERABILITY.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 14.GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 15.HEADINGS.  Section headings in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.
SECTION 16.ENTIRE AGREEMENT.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the date first above written.
BORROWER:
J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
BY:    J.P. Morgan Real Estate Income Trust, Inc.,
its general partner

By:    /s/ Christian P. Porwoll____________________________
Name:    Christian P. Porwoll
Title:    Secretary

PARENT GUARANTOR:
J.P. MORGAN REAL ESTATE INCOME TRUST, INC.,
a Maryland corporation

By:    /s/ Christian P. Porwoll____________________________
Name:    Christian P. Porwoll
Title:    Secretary
[Signature Page to Increase and Joinder to Credit Agreement]

SUBSIDIARY GUARANTORS:
DALLAS INDUSTRIAL AMBASSADOR ROW LP DALLAS INDUSTRIAL CARPENTER LP
DALLAS INDUSTRIAL FOREST LP
DALLAS INDUSTRIAL GARDEN BROOK I LP
DALLAS INDUSTRIAL GARDEN BROOK II LP DALLAS INDUSTRIAL INTERNATIONAL LP
DALLAS INDUSTRIAL REGAL I LP
DALLAS INDUSTRIAL REGAL II LP
DALLAS INDUSTRIAL SURVEYOR LP,
each a Delaware limited partnership
By:    Dallas Industrial Portfolio Realty Company GP LLC,
its general partner

By:    /s/ Christian P. Porwoll__________________________
Name:    Christian P. Porwoll
Title:    Authorized Signatory
As an Authorized Signatory of the general partner of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities.
[Signature Page to Increase and Joinder to Credit Agreement]

SHOPS AT GRAND INVESTOR LLC
EAST TAMPA REALTY COMPANY LLC
FIORE RESIDENTIAL REALTY COMPANY LLC PINELLAS PARK REALTY COMPANY LLC
THE KENSLEY ACQUISITION LLC
OSWEGO REALTY COMPANY LLC
SAVANNAH TERMINAL REALTY COMPANY LLC FIRST STUDENT WASHINGTON REALTY LLC
FIRST STUDENT NEW YORK REALTY LLC
FIRST STUDENT NEW JERSEY REALTY LLC
FIRST STUDENT ILLINOIS REALTY LLC
FIRST STUDENT 150 SOUTH 24TH STREET REALTY LLC
FIRST STUDENT 101 OLD FRANKSTOWN ROAD REALTY LLC
FIRST STUDENT C&W REALTY LLC
RED MOUNTAIN REALTY COMPANY LLC,
FIRST STUDENT CALIFORNIA REALTY LLC
11801 INDUSTRY REALTY COMPANY LLC
HERON LAKES REALTY COMPANY LLC
333 DEERFIELD INDUSTRIAL LLC,
each a Delaware limited liability company

By:    /s/ Christian P. Porwoll__________________________
Name:    Christian P. Porwoll
Title:    Authorized Signatory
As an Authorized Signatory of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities.

SOUTHLAKE MARKETPLACE ACQUISITION LP,
a Delaware limited partnership

By:    /s/ Christian P. Porwoll__________________________
Name:    Christian P. Porwoll
Title:    Authorized Signatory

[Signature Page to Increase and Joinder to Credit Agreement]

1015 ANDREW OWNER LLC,
a Delaware limited liability company
By:    1015 Mezz I, LLC, its managing member
By:    1015 Mezz 2, LLC, its managing member
By:    Harrison Hill Acquisition LLC, its member

By:    /s/ Rita Lai Blumberg___________________________
Name:    Rita Lai Blumberg
Title:    Authorized Signatory

FISHER ACQUISITION LLC,
a Delaware limited liability company

By:    /s/ Rita Lai Blumberg_________________________
Name:    Rita Lai Blumberg
Title:    Authorized Signatory

[Signature Page to Increase and Joinder to Credit Agreement]

EDGE PORTFOLIO ACQUISITION LLC,
a Delaware limited liability company

By:    /s/ Rita Lai Blumberg__________________________
Name:    Rita Lai Blumberg
Title:    Authorized Signatory
[Signature Page to Increase and Joinder to Credit Agreement]

ADMINISTRATIVE AGENT:
TRUIST BANK, as Administrative Agent, L/C Issuer, and an Increasing Lender

By:    /s/ Stephanie R. Rogan__________________________
Name:    Stephanie R. Rogan
Title:    Director

[Signature Page to Increase and Joinder to Credit Agreement]

LENDER:
BMO BANK N.A., as an Increasing Lender

By:    /s/ Jack Seeberg___________________________
Name:    Jack Seeberg
Title:    Vice President

[Signature Page to Increase and Joinder to Credit Agreement]

NEW LENDER:
PNC BANK, NATIONAL ASSOCIATION, as a New Lender

By:    /s/ Heather Finnegan_____________________________
Name:    Heather Finnegan
Title:    Senior Vice President

[Signature Page to Increase and Joinder to Credit Agreement]

NEW LENDER:
TD BANK, N.A., as a New Lender

By:    /s/ Donald Wattson_____________________________
Name:    Donald Wattson
Title:    Authorized Officer
[Signature Page to Increase and Joinder to Credit Agreement]

ANNEX A
SCHEDULE 2.01A
COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Applicable Percentage (Revolving Credit Facility)
Truist Bank	$130,000,000.00	23.6363636364%
BMO Bank N.A.	$120,000,000.00	21.8181818182%
Bank of America, N.A.	$100,000,000.00	18.1818181818%
PNC Bank, National Association	$100,000,000.00	18.1818181818%
TD Bank, N.A.	$100,000,000.00	18.1818181818%
Total	$550,000,000.00	100.000000000%

Schedule 2.01A